Exhibit 99.1

NEXGEL Reports Second Quarter 2026 Financial Results

LANGHORNE, Pa. – August 17, 2026 – NEXGEL, Inc. (“NEXGEL” or the “Company”) (NASDAQ: “NXGL”), a leading provider of healthcare, beauty, and over-the-counter (OTC) products including ultra-gentle, high-water-content hydrogel products for healthcare and consumer applications, today announced its second quarter 2026 financial results for the period ending June 30, 2026.

The second quarter of 2026 was a period of significant transformation and preparation for NexGel. Following the completion of our transaction with Celularity, Inc. in mid-April, the Company focused on transitioning employees, integrating sales representatives and customer relationships, and aligning our marketing, operations, and branding efforts around the newly formed BioNX Surgical division. These initiatives were designed to support commercial growth, strengthen customer engagement, and advance our strategic partnership with Sequence Life Science, Inc. While progress has been made, our rollout initiatives and expansion into the surgical channel have occurred at a slower pace than originally anticipated.

On August 4, Sequence deployed several tissue processing specialists to Celularity’s New Jersey facility as part of our previously announced plan to transfer manufacturing technology and future production capabilities to Sequence’s facility in San Antonio, Texas. This initiative was established at the outset of the acquisition to address known long-term supply chain constraints and improve manufacturing scalability. While meaningful progress has been made, these supply chain challenges have continued to impact product availability and have contributed to a current BioNX Surgical backlog of approximately $795,000.

Q2 revenue totaled $3.69 million, with a net loss of $2.87 million. The reported loss included several non-recurring or non-cash items, including $756,554 of BioNX intangible asset amortization, $273,710 of one-time transaction-related expenses, and $144,495 associated with the strategic recall of all SilverSeal inventory from Amazon.

The SilverSeal inventory recall was undertaken to support the product’s launch into the hospital market beginning in August. SilverSeal already has established reimbursement A-codes, providing coverage opportunities for both surgical and wound care applications in physician offices, ambulatory surgery centers (ASCs), and hospital settings.

Management believes the hospital channel represents a significant growth opportunity, with the potential to drive increased sales volume while generating higher gross margins than current distribution channels.

In addition, the Company recently launched BioNX Regenerative Eye Health & Aesthetics, a new commercial initiative focused on ocular and aesthetic applications. The platform includes exclusively licensed products from Sequence and is designed to expand BioNX’s presence in high-growth regenerative medicine markets. The initiative is being led by Shaun Mullen, an industry veteran with more than 20 years of experience successfully launching and scaling ophthalmic companies and technologies.

The Company’s recently completed proxy solicitation did not receive sufficient shareholder support for the proposed increase in authorized shares and reverse stock split authority. Management believes the primary reason was an unusually high level of broker non-votes. Because these otherwise routine corporate governance proposals were linked to a proposal to redomicile the Company, brokers were unable to vote uninstructed shares in accordance with management’s recommendations.

The Company intends to resolicit shareholder approval for the increase in authorized shares and reverse split authority as standalone proposals, without the redomicile component, and has engaged Alliance Advisors as proxy solicitor to assist in the process. Based on shareholder feedback and the expected reduction in broker non-votes, management believes both proposals are well-positioned for approval. The current timeline anticipates completion in late September, well within the timeframe necessary to support the Company’s strategic and capital markets objectives.

As of June 30, 2026, the Company held approximately $710,000 of restricted cash related to its prior transaction with ATW Partners. Since quarter end, those funds have been released and returned to the Company, and the Company’s business relationship with ATW has been concluded.

While the integration of the acquired businesses and associated revenue ramp have progressed more slowly than originally anticipated, management remains encouraged by opportunities entering the second half of the year.

The Company expects to host an investor update call on or around September 15, 2026, to provide shareholders with a detailed update on operational progress, commercialization initiatives, and expectations for the remainder of 2026.

About NEXGEL, INC.

NEXGEL is a leading provider of healthcare, beauty, and over the counter (OTC) products including ultra-gentle, high-water-content hydrogel products for healthcare and consumer applications. Based in Langhorne, Pa., the Company has developed and manufactured electron-beam, cross-linked hydrogels for over two decades. NEXGEL brands include Silverseal®, Hexagels®, Turfguard®, Kenkoderm® and Silly George®. Additionally, NEXGEL has strategic contract manufacturing relationships with leading consumer healthcare companies.

Non-GAAP Financial Measures

Certain non-GAAP financial measures are included in this press release. In the calculation of these measures, the Company excludes certain items, such as amortization of intangible assets, stock-based compensation, tax impact of adjustments, other unusual items and discrete items impacting income tax expense. The Company believes that excluding such items provides investors and management with a representation of the Company’s core operating performance and with information useful in assessing its prospects for the future and underlying trends in the Company’s operating expenditure and continuing operations. Management uses such non-GAAP measures to evaluate financial results and manage operations. The release and the attachments to this release provide a reconciliation of each of the non-GAAP measures referred to in this release to the most directly comparable GAAP measure. The non-GAAP financial measures are not meant to be considered a substitute for the corresponding GAAP financial statements and investors should evaluate them carefully. These non-GAAP financial measures may differ materially from the Non-GAAP financial measures used by other companies.

Forward-Looking Statement

This press release contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (which Sections were adopted as part of the Private Securities Litigation Reform Act of 1995). Statements preceded by, followed by or that otherwise include the words “believe,” “anticipate,” “estimate,” “expect,” “intend,” “plan,” “project,” “prospects,” “outlook,” and similar words or expressions, or future or conditional verbs, such as “will,” “should,” “would,” “may,” and “could,” are generally forward-looking in nature and not historical facts, including, without limitation, our belief the hospital channel represents a significant growth opportunity, with the potential to drive increased sales volume while generating higher gross margins than current distribution channels and our belief that both the increase in authorized shares and reverse stock split proposals are well-positioned for stockholder approval.. These forward-looking statements involve known and unknown risks, uncertainties and other factors which may cause the Company’s actual results, performance, or achievements to be materially different from any anticipated results, performance, or achievements for many reasons. The Company disclaims any intention to, and undertakes no obligation to, revise any forward-looking statements, whether as a result of new information, a future event, or otherwise. For additional risks and uncertainties that could impact the Company’s forward-looking statements, please see the Company’s Annual Report on Form 10-K for the year ended December 31, 2025, including but not limited to the discussion under “Risk Factors” therein, which the Company filed with the SEC and which may be viewed at http://www.sec.gov/.

Investor Contact:

Valter Pinto, Managing Director

KCSA Strategic Communications

212.896.1254

Nexgel@kcsa.com